Exhibit 99.1

V20180226 (1) NASDAQ: CBTX Sandler O'Neill West Coast Financial Services Conference March 2018

SAFE HARBOR STATEMENT NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation or an offer to buy any securities or a solicitation or any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures, including tangible equity and tangible book value per share. The non-GAAP financial measures that the Company discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation. FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the effect of Hurricane Harvey on our markets and business; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, and other matters beyond our control; the geographic concentration of our markets in Beaumont and Houston, Texas; our ability to prudently manage our growth and execute our strategy; risks associated with our acquisition and de novo branching strategy; changes in management personnel; the amount of nonperforming and classified assets that we hold; time and effort necessary to resolve nonperforming assets; deterioration of our asset quality; interest rate risk associated with our business; business and economic conditions generally and in the financial services industry, nationally and within our primary markets; volatility and direction of oil prices and the strength of the energy industry, generally and within Texas; the composition of our loan portfolio, including the identity of our borrowers and the concentration of loans in specialized industries; changes in the value of collateral securing our loans; our ability to maintain important deposit customer relationships and our reputation; our ability to maintain effective internal control over financial reporting; operational risks associated with our business; increased competition in the financial services industry, particularly from regional and national institutions; volatility and direction of market interest rates; liquidity risks associated with our business; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; environmental liability associated with our lending activities; the institution and outcome of litigation and other legal proceedings against us or to which we may become subject; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; the effects of the Tax Cuts and Jobs Act; and further government intervention in the U.S. financial system. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included under “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Prospectus dated November 7, 2018 and filed with the SEC on November 8, 2018, relating to our initial public offering and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2

IPO Summary

Issuer:	CBTX, Inc.
Exchange / Ticker:	Nasdaq: CBTX
Shares Offered:	2.76 million shares (including overallotment)
IPO Price:	$26.00 per share
Offering Size:	$71.76 million
Offering Structure:	100% Primary
IPO Shares as % Total Outstanding:	~11%
Effective Date:	November 7, 2017
Market Cap:	~$700 million

CBTX, INC.
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Company Overview      Founded in 2007 Completed IPO in November 2017 Primarily a business bank, ~85% commercial loans(1) as of December 31, 2017 Seasoned executive management team History of organic growth, mergers of equals, and acquisitions Diverse and attractive loan portfolio Low-cost core funding with ~43% noninterest-bearing deposits and a cost of deposits of 0.30%          Strong insider ownership of ~29% as of December 31, 2017 Balance Sheet ($000) Total Assets Total Loans Total Deposits Tangible Equity (2) Profitability $3,081,083 2,311,544 2,302,972 358,494 ROAA ROAE Net Interest Margin Efficiency Ratio (3) Asset Quality 0.93% 7.18 3.97 64.19 NPAs / Assets NPLs / Loans Reserves / Loans NCOs / Avg Loans (1) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans See Appendix for reconciliation of non-GAAP financial measures Represents noninterest expense divided by the sum of net interest income and noninterest income 0.27% 0.33 1.07 0.00 (2) (3) 4 Financial Highlights 12/31/2017 Overview

Company Highlights Bob Franklin, Chairman of the Board, CEO and 36-year banking veteran, leads a 10 person executive committee with an average of 38 years of banking experience 33 strategically located branches give our bank a material presence in the expansive Houston and Beaumont markets Sophisticated banking products of a large financial institution with the personalized service of a community bank Key emphasis on developing core loan and deposit relationships led by bankers who support clients through tailored financial solutions Growing, low-cost, core deposit franchise with robust treasury services Conservative credit culture Proven acquirer and integrator – disciplined approach Potential for increased profitability – platform and team with significant scalability and an asset-sensitive balance sheet Significant scarcity value – largest community bank focused on the Houston and Beaumont markets 5

Franchise Expansion 2009 2011 2013 2015 6 County Acquisition (6) Non-Acquired/De Novo (14) Crosby Acquisition (6) VB Texas MOE (6) MC Bancshares Acquisition (2) Closed/Sold Branches (6) Ju VB Texas, Inc. (Vista Bank Texas) • • • : s Bank, SSB m in assets of ed February 2015: MC Bancshares, Inc. (Memorial City Bank) • $268mm in assets • Acquired 2 locations near north-south artery in west Houston • Acquired healthcare-focused lending practice May 2015: The Woodlands Branch • Hired new lending team opening de novo branch in fast-growing north Houston community May 2014: Westchase Branch • Hired new lending team opening de novo branch in strategic business district in west Houston ly 2013: $665mm in assets Merger of equals Expanded Houston footprint July 2012: Pasadena Branch • Built a new facility in Pasadena (July ’12) • Hired team of experienced lenders equals with VB Texas, Inc. presence in southwest Houston December 2008: Crosby Bancshares, Inc. (Crosby State Bank) • $439mm in assets • 8 branch locations in east Houston August 2007: County Bancshares, Inc. County Bank, N.A. • $130mm in assets • Initial acquisition and relocation to Beaumont July 2011 Founder • $124m • Merger • Expand

Growth & Transformation Total Assets ROAA (%) 0.94% 0.93% 0.90% 0.85% 2009 2010 2011 2012 2013 2014 2015 2016 2017 Beaumont Houston 29.9% 25.8% 41.4% 58.6% 74.2% 70.1% 2009 Note: Figures as of year-end 12/31 2013 2017 7 Transformation of Loan Portfolio $3,081 0.74%0.65% $2,883 $2,952 $2,629 0.59%0.60% $2,451 $1,711 $1,450 $1,514 $1,252 0.16% Asset and Earnings Growth ($ in Millions)

Attractive, Low-Cost Core Deposit Base  Proven ability to generate low-cost core deposits to fund loan growth – 89% loan to deposit ratio  Business banking focus combined with relationship approach results in: – – 43% noninterest-bearing demand deposits 93% core deposits(1) with minimal reliance on time deposits Attractive cost of deposits of 0.30% 83% of loan customers also had a deposit relationship as of December 31, 2017 Core deposit mix has remained stable while significantly increasing in size 2012 2013 2014 2015 2016 2017 – – Noninterest-Bearing Demand Other Core Deposits Jumbo Time Deposits –  Expanded treasury services team – Active customer calling effort Note: Figures as of year-end 12/31 (1) Core deposits defined as total deposits less jumbo time deposits (time deposits over $100,000) 8 Deposit Base As of December 31, 2017 ($000s)(%) Noninterest Bearing Demand$ 1,109,78942.6 % Interest-Bearing Demand Accounts363,01514.0 Savings & Money Market Accounts798,14130.7 Certificates and Other Time > $100K172,4696.6 Certificates and Other Time < $100K159,5586.1 Total Deposits$ 2,602,972100.0 % Cost of Deposits (%)0.30% 9.3% 9.3% 8.4% 8.2% 7.1% 6.6% 50.8% 49.4% 52.5% 48.6% 51.7% 52.1% 43.0% 42.4% 42.6% 40.4% 38.6% 39.0% Stable Core Deposit Base

Diversified Loan Portfolio  Commercial loans (2) represented approximately 85% of total loans as of December 31, 2017  Core focus on lending to professionals and local small and mid-sized businesses 2012 2013 2014 2015 2016 2017  Key emphasis on developing core relationships Total Commercial Loans Total 1-4 Family Residential, Consumer, Agriculture and Other Loans  History of hiring experienced teams of bankers  Maintained well-diversified loan portfolio with commercial focus (1) Figures as of year-end 12/31 (2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans 9 Loan Portfolio As of December 31, 2017 ($000s)(%) Commercial and Industrial$559,36324.1 % Commercial Real Estate and Multi-Family958,59841.4 Construction and Development449,21119.4 1-4 Family Residential258,58411.2 Consumer, Agriculture and Other92,0333.9 Gross Loans$ 2,317,789100.0 % Less Deferred Fees and Unearned Discount4,785 Less Loans Held for Sale1,460 Total Loans$ 2,311,544 Yield on Loans (%)4.87% 15.7% 15.1% 16.1% 16.0% 15.1% 15.1% 84.3% 84.9% 83.9% 84.0% 84.9% 84.9% Loan Composition Over Time(1)

Core Focus on Commercial Loans  Industrial Construction/Equipment Rental ‒ Provide operating lines of credit, fixed asset financing and real estate loans to numerous industrial companies involved in the construction, modification, support and maintenance of petrochemical plants Industrial Construction Manufacturing Multifamily 11.2% 5.5%  2.5% Professional/Medical ‒ Provide operating lines of credit, fixed asset financing and real estate loans to medical practices, clinics, law firms and professional service firms Equipment Rental 4.5% Professional / Medical 3.8%  Multifamily ‒ Multifamily CRE and multifamily construction portfolios are predominantly Texas based community development projects promoting affordable housing Owner Occupied CRE 18.9% Other Commercial & Industrial 12.2%  Non-Owner Occupied CRE ‒ Predominantly local investor projects (i.e. industrial, office and retail buildings) with investors/developers who have long term CBTX relationships Construction 1-4 Family 3.4% Land & Land Development 7.2% Other Construction 6.0% Non Owner Occupied CRE 18.6%  Owner Occupied CRE ‒ Term financing of real estate facilities for businesses and clients Multifamily Construction 6.2% Note: Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans Note: Figures as of year-end December 31, 2017 10 Construction & Development ($449M) Commercial & Industrial ($559M) Commercial Real Estate (“CRE”) ($959M) Commercial Loans Outstanding by Type ($1.967B)

Strong Credit Culture  Chief Credit Officer with 39 years of experience ‒ Seasoned Regional Credit Officers located in Houston and Beaumont  Centralized underwriting, tiered approval requirements based on aggregate relationship size: ‒ ‒ Officer credit authority, credit executive committee, and directors’ loan committee Directors’ loan committee meets weekly in each market  Receive personal guarantees from the principals on the majority of commercial credits USA TX CBTX 1.12% USATX CBTX 3.36% 1.45% 1.49% 1.43% 1.50% 0.32% 1.23% 0.33% 0.16% 0.19% 0.23% 33% 00% 2012 2013 2014 2015 2016 2017 2012 2013 2014 2015 2016 2017 Note: Figures as of year-end 12/31 Note: USA and TX figures based on SNL Financial aggregates for commercial banks 11 2.67% 2.36% 2.07% 1.12% 1.83% 1.71%1.57% 0.73% 0.29% 0.98% 0.66% 0. 0.70% 0.40% 0.49% 0.43%0.46%0.47% 0.28% 0.17% 0.28% 0.15% 0.11% 0. Net Charge-Offs / Average Loans NPLs / Loans

Revenue Growth & Efficiency

- Stable net interest margin
- Asset sensitive, with 55.7% variable rate loans as of December 31, 2017
- Increasing revenue and improving efficiency ratio [1]

- Efficiency efforts:
  - Lender efficiency project – increasing average loan portfolio per lender since 2012
  - Branch rationalization effort – successful and ongoing
  - Investments in people, technology and systems over past two years
  - Infrastructure capable of supporting a much larger bank
  - Resulting scalability should allow for growth without significant expenses

Historical Revenue and NIM

($ in thousands)



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
4.31%
4.02%
3.92%
3.85%
3.96%
4.06%
14.9%
13.7%
12.9%
13.3%
13.4%
11.6%
85.1%
86.3%
87.1%
86.7%
86.6%
88.4%
2012
2013
2014
2015
2016
2017
Net Interest Income
Fee Income
NIM

Improving Efficiency [1]



75%
73%
71%
69%
67%
65%
63%
61%
59%
57%
3.02%
2.83%
2.61%
2.49%
2.55%
2.63%
67.8%
66.2%
64.2%
62.9%
62.7%
64.2% (2)
2012
2013
2014
2015
2016
2017
Efficiency Ratio
NIE / Avg. Assets

Note: Figures as of year-end 12/31

(1) Efficiency Ratio represents noninterest expense divided by the sum of net interest income and noninterest income

(2) Includes expense associated with, or triggered by, our initial public offering completed November 2017

CBTX, INC.

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Growth Strategy  Organic Growth: ‒ ‒ Continue hiring experienced bankers Areas of additional expansion within certain lending verticals:      Commercial and industrial (new team in place) Medical SBA lending (additional staff hired) – ‒ Talent recruitment and retention efforts benefit from being public Dedicated focus on gathering core deposits:  ~83% of loan customers also have a deposit relationship with us(1)  Sophisticated treasury management capabilities  Strategic Acquisitions: ‒ Five whole-bank acquisitions completed – Proven ability to source, acquire, and successfully integrate strategic acquisitions, while remaining disciplined Additive to overall franchise – Talented bankers, sound credit culture, complementary branch footprint Experienced acquirer that consistently pursues acquisition opportunities Additional capital and publicly traded shares may increase M&A potential ‒ ‒ ‒ (1) As of December 31, 2017 13

Strengths & Investment Rationale  Strength of management team  Significant insider ownership  Relationship-based business bank with a strong credit culture  Strength of operating markets  Platform and team with significant scalability  Track record of growth and expansion  Disciplined approach to M&A allows for shareholder value to be enhanced through strategic acquisitions  Strong operating performance – – – – ~$3.1 billion in assets in one of the most desirable banking markets in the country Attractive and improving ROAA Consistent ~4% net interest margin with expected improvement in rising rate environment Low 60s efficiency ratio with scalable infrastructure  Significant scarcity value – largest Texas community bank focused on Houston and Beaumont markets 14

Our Brand Promise Our Vision Here to Serve. Our Positioning To experienced business owners, CommunityBank of Texas, N.A. is the financial partner that delivers a better banking experience. Our Personality Resourceful, Trustworthy, Friendly Responsive, Strong 15

Appendix

Non-GAAP Reconciliations Tangible Book Val ue Per Share Total Shareholders' Equity $ 446,214 $ 357,637 $ 344,313 $ 329,252 $ 311,139 Adjustments: Goodwill Other Intangibles 80,950 6,770 80,950 7,791 80,950 8,879 59,049 8,903 59,049 10,225 Tangible Equity $ 358,494 $ 268,896 $ 254,484 $ 261,300 $ 241,865 Common Shares Outstanding (1) (2) 24,833 22,062 22,303 22,534 22,544 Book Value Per Share $ 17.97 $ 16.21 $ 15.44 $ 14.61 $ 13.80 Tangible Book Value Per Share $ 14.44 $ 12.19 $ 11.41 $ 11.60 $ 10.73 (1) Excludes the dilutive effect, if any, of 260,322, 248,314, 647,074, 575,326 and 593,812 shares of common stock issuable upon exercise of outstanding stock options as of December 31, 2017, 2016, 2015, 2014 and 2013, respectively (2) 2) Excludes the dilutive effect, if any, of 212,580 shares of restricted stock issuable upon vesting as of December, 31, 2017 17 (Dollars in Thousands, Except per Share Data) As of December 31 2017 2016 2015 2014 2013